                                                                   EXHIBIT 16

                ITT HARTFORD SMALL COMPANY FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $11.47
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,083.90        =      ERV
Inception through 11/30/96                             8.39%        =      n
TOTAL RETURN FOR PERIOD                                8.39%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $11.47
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,147.00        =      ERV
Inception through 11/30/96                            14.70%        =      n
TOTAL RETURN FOR THE PERIOD                           14.70%        =      T



                ITT HARTFORD SMALL COMPANY FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.45
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,095.00        =      ERV
Inception through 11/30/96                             9.50%        =      n
TOTAL RETURN FOR PERIOD                                9.50%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.45
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,145.00        =      ERV
Inception through 11/30/96                            14.50%        =      n
TOTAL RETURN FOR THE PERIOD                           14.50%        =      T

                ITT HARTFORD SMALL COMPANY FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.49
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,149.00        =      ERV
Inception through 11/30/96                            14.90%        =      n
TOTAL RETURN FOR PERIOD                               14.90%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.49
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,149.00        =      ERV
Inception through 11/30/96                            14.90%        =      n
TOTAL RETURN FOR THE PERIOD                           14.90%        =      T

                         ITT HARTFORD SMALL COMPANY FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                         CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE


Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

             ITT HARTFORD CAPITAL APPRECIATION FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $13.26
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,253.10        =      ERV
Inception through 11/30/96                            25.31%        =      n
TOTAL RETURN FOR PERIOD                               25.31%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $13.26
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,326.00        =      ERV
Inception through 11/30/96                            32.60%        =      n
TOTAL RETURN FOR THE PERIOD                           32.60%        =      T



             ITT HARTFORD CAPITAL APPRECIATION FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $13.23
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,273.00        =      ERV
Inception through 11/30/96                            27.30%        =      n
TOTAL RETURN FOR PERIOD                               27.30%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $13.23
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,323.00        =      ERV
Inception through 11/30/96                            32.30%        =      n
TOTAL RETURN FOR THE PERIOD                           32.30%        =      T

             ITT HARTFORD CAPITAL APPRECIATION FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $13.28
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,328.00        =      ERV
Inception through 11/30/96                            32.80%        =      n
TOTAL RETURN FOR PERIOD                               32.80%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $13.28
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,328.00        =      ERV
Inception through 11/30/96                            32.80%        =      n
TOTAL RETURN FOR THE PERIOD                           32.80%        =      T

                     ITT HARTFORD CAPITAL APPRECIATION FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE



Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

         ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $10.72
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,013.00        =      ERV
Inception through 11/30/96                             1.30%        =      n
TOTAL RETURN FOR PERIOD                                1.30%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $10.72
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,072.00        =      ERV
Inception through 11/30/96                             7.20%        =      n
TOTAL RETURN FOR THE PERIOD                            7.20%        =      T



         ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $10.70
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,020.00        =      ERV
Inception through 11/30/96                             2.00%        =      n
TOTAL RETURN FOR PERIOD                                2.00%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $10.70
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,070.00        =      ERV
Inception through 11/30/96                             7.00%        =      n
TOTAL RETURN FOR THE PERIOD                            7.00%        =      T

         ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $10.74
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,074.00        =      ERV
Inception through 11/30/96                             7.40%        =      n
TOTAL RETURN FOR PERIOD                                7.40%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $10.74
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,074.00        =      ERV
Inception through 11/30/96                             7.40%        =      n
TOTAL RETURN FOR THE PERIOD                            7.40%        =      T

                  ITT HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE


Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

                    ITT HARTFORD STOCK FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $11.83
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,179.00        =      ERV
Inception through 11/30/96                            11.79%        =      n
TOTAL RETURN FOR PERIOD                               11.79%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $11.83
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,183.00        =      ERV
Inception through 11/30/96                            18.30%        =      n
TOTAL RETURN FOR THE PERIOD                           18.30%        =      T



                    ITT HARTFORD STOCK FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.80
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,130.00        =      ERV
Inception through 11/30/96                            13.00%        =      n
TOTAL RETURN FOR PERIOD                               13.00%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.80
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,180.00        =      ERV
Inception through 11/30/96                            18.00%        =      n
TOTAL RETURN FOR THE PERIOD                           18.00%        =      T

                    ITT HARTFORD STOCK FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.85
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,185.00        =      ERV
Inception through 11/30/96                            18.50%        =      n
TOTAL RETURN FOR PERIOD                               18.50%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.85
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,185.00        =      ERV
Inception through 11/30/96                            18.50%        =      n
TOTAL RETURN FOR THE PERIOD                           18.50%        =      T

                             ITT HARTFORD STOCK FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                         CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE


Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

             ITT HARTFORD DIVIDEND AND GROWTH FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $11.63
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,099.00        =      ERV
Inception through 11/30/96                             9.90%        =      n
TOTAL RETURN FOR PERIOD                                9.90%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $11.63
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,163.00        =      ERV
Inception through 11/30/96                            16.30%        =      n
TOTAL RETURN FOR THE PERIOD                           16.30%        =      T



             ITT HARTFORD DIVIDEND AND GROWTH FUND - CLASS B SHARES
                           TOTAL RETURN CALCULATION
                   FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.60
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,100.00        =      ERV
Inception through 11/30/96                            11.00%        =      n
TOTAL RETURN FOR PERIOD                               11.00%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.60
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,160.00        =      ERV
Inception through 11/30/96                            16.00%        =      n
TOTAL RETURN FOR THE PERIOD                           16.00%        =      T

             ITT HARTFORD DIVIDEND AND GROWTH FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.65
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,165.00        =      ERV
Inception through 11/30/96                            16.50%        =      n
TOTAL RETURN FOR PERIOD                               16.50%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.65
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,165.00        =      ERV
Inception through 11/30/96                            16.50%        =      n
TOTAL RETURN FOR THE PERIOD                           16.50%        =      T

                      ITT HARTFORD DIVIDEND AND GROWTH FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE


Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

                   ITT HARTFORD ADVISORS FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $11.40
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,077.30        =      ERV
Inception through 11/30/96                             7.73%        =      n
TOTAL RETURN FOR PERIOD                                7.73%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $11.40
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,140.00        =      ERV
Inception through 11/30/96                            14.00%        =      n
TOTAL RETURN FOR THE PERIOD                           14.00%        =      T



                   ITT HARTFORD ADVISORS FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.38
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,088.00        =      ERV
Inception through 11/30/96                             8.80%        =      n
TOTAL RETURN FOR PERIOD                                8.80%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.38
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,138.00        =      ERV
Inception through 11/30/96                            13.80%        =      n
TOTAL RETURN FOR THE PERIOD                           13.80%        =      T

                   ITT HARTFORD ADVISORS FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $11.42
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,142.00        =      ERV
Inception through 11/30/96                            14.20%        =      n
TOTAL RETURN FOR PERIOD                               14.20%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $11.42
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,142.00        =      ERV
Inception through 11/30/96                            14.20%        =      n
TOTAL RETURN FOR THE PERIOD                           14.20%        =      T

                           ITT HARTFORD ADVISORS FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE


Class A Shares                                             0        =      0%




Class B Shares                                             0        =      0%



Class Y Shares                                             0        =      0%

             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the Sales Charge
Net Asset Value                                       $10.44
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,016.70        =      ERV
Inception through 11/30/96                             1.67%        =      n
TOTAL RETURN FOR PERIOD                                1.67%        =      T

Excluding Payment of the Sales Charge
Net Asset Value                                       $10.44
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,064.60        =      ERV
Inception through 11/30/96                             6.46%        =      n
TOTAL RETURN FOR THE PERIOD                            6.46%        =      T



             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS B SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $10.43
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,011.70        =      ERV
Inception through 11/30/96                             1.17%        =      n
TOTAL RETURN FOR PERIOD                                1.17%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $10.43
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,061.70        =      ERV
Inception through 11/30/96                             6.17%        =      n
TOTAL RETURN FOR THE PERIOD                            6.17%        =      T

             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =      ERV
Including Payment of the CDSC
Net Asset Value                                       $10.45
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,066.60        =      ERV
Inception through 11/30/96                             6.66%        =      n
TOTAL RETURN FOR PERIOD                                6.66%        =      T

Excluding Payment of the CDSC
Net Asset Value                                       $10.45
Initial Investment                                 $1,000.00        =      P
Ending Redeemable Value                            $1,066.60        =      ERV
Inception through 11/30/96                             6.66%        =      n
TOTAL RETURN FOR THE PERIOD                            6.66%        =      T

                     ITT HARTFORD BOND INCOME STRATEGY FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE

Class A Shares                                         $.201        =    2.01%*
                                                       -----
                                                       $9.98



Class B Shares                                         $.182        =    1.74%*
                                                       -----
                                                       $10.45



Class Y Shares                                         $.210        =    2.01%*
                                                       -----
                                                       $10.45


*Not Annualized

                 ITT HARTFORD MONEY MARKET FUND - CLASS A SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =    ERV
Including Payment of the Sales Charge
Net Asset Value                                        $1.00
Initial Investment                                 $1,000.00        =    P
Ending Redeemable Value                            $1,016.20        =    ERV
Inception through 11/30/96                             1.62%        =    n
TOTAL RETURN FOR PERIOD                                1.62%        =    T

Excluding Payment of the Sales Charge
Net Asset Value                                        $1.00
Initial Investment                                 $1,000.00        =    P
Ending Redeemable Value                            $1,016.20        =    ERV
Inception through 11/30/96                             1.62%        =    n
TOTAL RETURN FOR THE PERIOD                            1.62%        =    T



                 ITT HARTFORD MONEY MARKET FUND - CLASS Y SHARES
                            TOTAL RETURN CALCULATION
                    FROM INCEPTION THROUGH NOVEMBER 30, 1996

Formula                                              P(1+T)n        =    ERV
Including Payment of the CDSC
Net Asset Value                                        $1.00
Initial Investment                                 $1,000.00        =    P
Ending Redeemable Value                            $1,019.00        =    ERV
Inception through 11/30/96                             1.90%        =    n
TOTAL RETURN FOR PERIOD                                1.90%        =    T

Excluding Payment of the CDSC
Net Asset Value                                        $1.00
Initial Investment                                 $1,000.00        =    P
Ending Redeemable Value                            $1,019.00        =    ERV
Inception through 11/30/96                             1.90%        =    n
TOTAL RETURN FOR THE PERIOD                            1.90%        =    T

                         ITT HARTFORD MONEY MARKET FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED NOVEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                            CURRENT OFFERING PRICE

Class A Shares                                        $.0162        =    1.62%
                                                      ------
                                                      $1.00



Class Y Shares                                         $.019        =    1.90%
                                                       -----
                                                       $1.00

             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS A SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                  WITH WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =  2{{((61,385.90 - 10,910.01)/1,062,320.655 X 10.93)+1}6-1} = 5.27%



             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS A SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                  WITHOUT WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =  2{{((61,385.90 - 83,988.00)/1,052,320.655 X 10.93)+1}6-1} = -2.32%

             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS B SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                  WITH WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =  2{{((563.43 - 155.69)/9,818.59 X 10.43)+1}6-1} = 4.83%



             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS B SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                 WITHOUT WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =  2{{((563.43 - 422)/9,818.59 X 10.43)+1}6-1} = 1.67%

             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS Y SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                  WITH WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =  2{{((29.75 - 38)/514.627 X 10.45)+1}6-1} = 5.96%



             ITT HARTFORD BOND INCOME STRATEGY FUND - CLASS Y SHARES
                  SCHEDULE OF COMPUTATION OF YIELD COMPUTATION
                                    11/30/96

                                 WITHOUT WAIVER


YIELD  =    2{{((a-b)/cd)+1}6-1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period
       c  = The average daily number of shares outstanding during the period that were entitled to receive dividends
       d  = The maximum offering price per share on the last day of the period


YIELD  =    2{{((29.75 - 38)/514.627 X 10.45)+1}6-1} = -1.83%

                 ITT HARTFORD MONEY MARKET FUND - CLASS A SHARES
                       EXHIBIT OF PERFORMANCE CALCULATIONS

1. Formula. The Fund's current yield quotation is based on a seven-day period and is calculated as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

   The Fund's effective yield is determined by taking the base period return (calculated as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:

                        (base period return + 1)365/7 - 1

2. Performance Reflected. The representative yield calculations reflected herein are for the seven-day period ended November 30, 1996.

3. Yield. First, net investment income per share for the last day of the seven-day period is calculated. The following figures are provided for this purpose:

   a. Accrued interest, including amortization of premium and discount, for November 30, 1996 equals $1,607.11.

   b. Accrued expenses for November 30, 1996 equal $290.63.

   c. The number of outstanding shares of record for dividend purposes on November 30, 1996 equals 10,644,250.60.

   Net investment income per share for November 30, 1996 is then calculated as follows:

Net Investment Income Per Share = Accrued Interest-Accrued Expenses Record Date
                                  ---------------------------------
                                    Shares


                $1,607.11 - $290.63  =  $.000123680/Share10,644,250.60
                -------------------

   Net investment income for the other six days in the seven-day period is then calculated in the same manner. The resulting figures for each of the seven days in the period are added together to obtain the net investment income per share for the period as follows:

               Date                          Net Investment
               ----                         Income Per Share
                                           ------------------
          November 30, 1996                $.000123680/Share
          November 29, 1996                 .000123680
          November 28, 1996                 .000123250
          November 27, 1996                 .000123250
          November 26, 1996                 .000123104
          November 25, 1996                 .000123045
          November 24, 1996                 .000122722
                                           -----------------
          TOTAL                            $.000862731/Share


   Then, base period is calculated.

       Base Period Return = Net Investment Income Per Share Price Per Share
                            -------------------------------


                   $.000862731/Share =    $.000862731$1.00/Share
                   -----------------

   Then, yield is calculated.

                        Yield = Base Period Return X 3657
                                ------------------

                        .000862731 X 365  =    .04507
                        ----------

   The decimal return is converted to a percentage by multiplying by 100.

                               .0450 X 100 = 4.50%

4. Effective Yield. The base period return for use in the formula for effective yield set forth in Sub-section 1 above is the same as calculated in Sub-section 3 above.

               Effective Yield = (Base Period Return + 1)365/7 - 1

                           = (.000862731 + 1)365/7 - 1

                            = (1.000862731)365/7 - 1

                                  = 1.0460 - 1

                                     = .0460

     The decimal return is converted to a percentage by multiplying by 100.

                               .0460 X 100 = 4.60%

                 ITT HARTFORD MONEY MARKET FUND - CLASS Y SHARES
                       EXHIBIT OF PERFORMANCE CALCULATIONS

1. Formula. The Fund's current yield quotation is based on a seven-day period and is calculated as follows: The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

   The Fund's effective yield is determined by taking the base period return (calculated as described above) and calculating the effect of assumed compounding. The formula for the effective yield is:

                        (base period return + 1)365/7 - 1

2. Performance Reflected. The representative yield calculations reflected herein are for the seven-day period ended November 30, 1996.

2. Yield. First, net investment income per share for the last day of the seven-day period is calculated. The following figures are provided for this purpose:

   a. Accrued interest, including amortization of premium and discount, for November 30, 1996 equals $.043.

   b. Accrued expenses for November 30, 1996 equal $.003.

   c. The number of outstanding shares of record for dividend purposes on November 30, 1996 equals 278.01.

   Net investment income per share for November 30, 1996 is then calculated as follows:

Net Investment Income Per Share = Accrued Interest-Accrued Expenses Record Date
                                  ---------------------------------
                                    Shares


                   $.043 - $.003   =    $.000143880/Share 278.01
                   -------------

   Net investment income for the other six days in the seven-day period is then calculated in the same manner. The resulting figures for each of the seven days in the period are added together to obtain the net investment income per share for the period as follows:

               Date                          Net Investment
               ----                         Income Per Share
                                            ----------------
          November 30, 1996                $.000143880/Share
          November 29, 1996                 .000143880
          November 28, 1996                 .000125295
          November 27, 1996                 .000125895
          November 26, 1996                 .000143880
          November 25, 1996                 .000143880
          November 24, 1996                 .000143880
                                           -----------------
          TOTAL                            $.000971190/Share


   Then, base period is calculated.

       Base Period Return = Net Investment Income Per Share Price Per Share
                            -------------------------------

                   $.000971190/Share =    $.000971190$1.00/Share
                   -----------------

   Then, yield is calculated.

                        Yield = Base Period Return X 3657
                                ------------------

                          .000971190 X 365  =    .05067
                          ----------

   The decimal return is converted to a percentage by multiplying by 100.

                               .0506 X 100 = 5.06%

4. Effective Yield. The base period return for use in the formula for effective yield set forth in Sub-section 1 above is the same as calculated in Sub-section 3 above.

               Effective Yield = (Base Period Return + 1)365/7 - 1

                           = (.000971190 + 1)365/7 - 1

                            = (1.000971190)365/7 - 1

                                  = 1.0519 - 1

                                     = .0519

   The decimal return is converted to a percentage by multiplying by 100.

                               .0519 X 100 = 5.19%